Exhibit 10.3

AMENDMENT NO. 2 to

STOCK PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 to STOCK PURCHASE AGREEMENT made as of May 9, 2007 (the “Agreement”), among SK3 Group, Inc. (formerly CTT International Distributors Inc.), a corporation existing under the laws of Delaware, Reliablecom Inc., a corporation existing under the laws of Delaware, Sohel Distributors Inc., a corporation existing under the laws of New York (“SDI”), and the shareholder of SDI.

1.

Section 3.2(a) of the Agreement is hereby amended to read in its entirety as follows:

(a)

At the election of the Seller or the Purchaser on or after September 30, 2007, if the Closing shall not have occurred by the close of business on such date, provided that the terminating party is not in default of any of its obligations hereunder;

2.

Section 6.16 of the Agreement is hereby amended to read in its entirety as follows:

6.16

Sohel Investment.  On or prior to the Closing Date, the Purchaser shall make an advance of $3,000,000 in Sohel which advance shall be used solely for working capital.

All other terms and conditions of the Agreement remain in full force and effect and this agreement shall be governed by all other terms contained therein.

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IN WITNESS WHEREOF the parties have executed this agreement effective as of August  2, 2007.

SK3 GROUP, INC.

By:

/s/ SAJID KAPADIA

Name:  Sajid Kapadia

Title:    President

RELIABLECOM  INC.

By:

/s/ SAJID KAPADIA

Name:  Sajid Kapadia

Title:    President

SOHEL DISTRIBUTORS INC.

By:

/s/ SOHEL KAPADIA

Sohel Kapadia

President

SELLER:

/s/ SOHEL KAPADIA

Sohel Kapadia

2